Exhibit 99.1

Big Digital Energy (Nasdaq: BGDE) Formerly Mawson Infrastructure Group Inc. Combined Platform Overview and Capital Strategy NASDAQ: BGDE May 2026 Investor Relations Samir Jain, CFA | OG Advisory Group 1

Disclaimer 2 This presentation has been designed to provide general information about Big Digital Energy, Inc . (“BGDE” or "the Company”) . Any information contained or referenced herein is suitable only as an introduction to the Company . The information contained in this presentation is for informational purposes only . The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful . This document is not a prospectus . The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision . Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation . This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any person . The trademarks included herein are the property of the owners thereof and are used for reference purposes only . Such use should not be construed as an endorsement of the platform and solutions of BGDE . Forward - Looking Statements The Company cautions that statements in this presentation that are not a description of historical fact are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “will,” “If,” “would,” “estimate,” “projected,” “strategy,” and “upside,’ among others . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . These forward - looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect . Actual results and the timing of events could differ materially from those anticipated in such forward - looking statements as a result of various risks and uncertainties, including but not limited to the continued evolution and uncertainty related to technologies and digital infrastructure ; the Company’s ability to continue as a going concern ; the Company’s ability to maintain the listing of its common stock on Nasdaq ; the need to, and difficulty in, settling existing debt and raising additional debt or equity capital ; the development and execution of the Company’s strategy and its ability to achieve its operational and financial goals ; successful negotiation and integration of future acquisitions, including related party transactions with the Endeavor Group ; the Company’s capacity for project development ; market conditions ; competition ; and regulatory changes impacting HPC, digital infrastructure and digital asset mining . More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10 - K filed with the SEC on March 31 , 2026 and Quarterly Report on Form 10 - Q filed with the SEC on May 14 , 2026 , and in other filings the Company has made and may make with the SEC in the future . One should not place undue reliance on these forward - looking statements, which speak only as of the date on which they were made . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law .

Introduction 3

What Sets Big Digital Energy Apart Big Digital Energy is a power - first infrastructure developer and operator built around long - term control of scarce, low - cost power, strategic sites, and scalable compute across energy - rich regions Long Power, Long Infrastructure Control of the scarce inputs that matter most. Direct wholesale power access, grid interconnects, and strategic site control position BGDE around the key bottlenecks in modern compute deployment, while preserving downside support from power economics and upside from AI/HPC demand x $41.4 average power cost / MWh across BGDE sites Experienced Developers and Operators Long - term land control with multiple site optionality for AI conversion. BGDE combines site selection, land control, construction oversight, commissioning, and 24/7 operations management into a repeatable playbook for disciplined infrastructure expansion. x 168 MW Pipeline owned by BGDE | 584 MW Pipeline owned by SixThirty.AI Scalable Modular Platform Capital - efficient expansion with flexible deployment pathways. Modular infrastructure design supports phased buildout, faster time - to - power, and multiple paths to monetization depending on market demand, partner interest, and available capital. x Partnership - driven origination and expansion model Flexible Monetization Infrastructure that can be monetized across multiple compute and power use cases. BGDE’s asset base supports self - mining, hosting, power monetization, and selective AI/HPC conversion, enabling capital to move toward the highest - value use case over time. Unlocking Value Through Public Platform Scale BGDE’s private - market sourcing advantage is being paired with its public platform to create a larger, more scalable infrastructure vehicle with potential for broader market recognition. 4

Led by Industry Veterans New Leadership is capable and experienced with a combined 50+ years across Energy, AI / HPC, and Digital Infrastructure Josh Kilgore Executive Chairman | BGDE Principal | SixThirty.AI 5 Mr. Kilgore is the Founder and Managing Member of Endeavor Blockchain, LLC and partner in Big Digital Energy, LLC. Over the past five years, he has led significant investments across Bitcoin mining, AI, and HPC infrastructure. He has executed hundreds of millions of dollars in real estate and infrastructure transactions and has extensive experience in financial oversight, operations, and large - scale asset development. Mr. Smith has served as Partner at Big Digital Energy, LLC since August 2025. He previously founded Arrowhead Technologies, a cybersecurity firm, and served as its CEO until its acquisition in July 2025, advising numerous companies on internal controls, compliance, and security. Phil Stanley Chief Executive Officer | BGDE Principal | SixThirty.AI Cody Smith Chief Operating Officer | BGDE Principal | SixThirty.AI Mr. Stanley previously served as Chief Executive Officer and Managing Member of PM Squared LLC, where he oversaw financial strategy, investment activities, and operations. Joshua Kilgore, Phil Stanley and Cody Smith, together with their affiliates SixThirty.AI LLC (f/k/a Big Digital Energy, LLC); Endeavor Blockchain, LLC; and PM Squared LLC comprise the Endeavor Group.

Proposed Combined Platform

	Big Digital Energy	SixThirty.AI Pipeline Assets currently held by the Endeavor Group	Combined Platform
Operating Capacity	129 MW	118 MW	**247 MW**
Expansion Capacity	168 MW	584 MW	**584 MW BGDE pipeline** **752 MW combined development pipeline**
Markets + Power Profile	PJM market (PA), OH Nuclear-powered	IA, TX, KS, OK Grid + Natural Gas Proximity to water sources	**Multi-market, 6-state footprint** **Diversified power**
Strategic Optionality	BTC mining Colocation Energy management	BTC mining, Hosting Major metropolitan access AI conversion Power arbitrage	**Multiple monetization pathways** **Selective AI/HPC conversion**

BGDE assets contributed to a scaled public platform

Endeavor Group power assets sourced at attractive bases

Deployed across energy-rich regions

Improve valuation recognition over time

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Portfolio Overview | Big Digital Energy Assets Strategic Priority Expandable To Current MW Current Status State Asset Control Status AI Repositioning Candidate — 120 MW Operating PA Midland BGDE Load Study Pending 24 MW — Pre - development OH Corning BGDE Secondary Operating Asset 24 MW 9 MW Operating PA Bellefonte BGDE 129 MW Operating Portfolio 168 MW Development Pipeline 1 PJM grid - connected site 7

Portfolio Overview | SixThirty.AI Assets Strategic Priority Power Cost Expandable To Current MW Current Status State Asset Control Status SixThirty.AI – Big Digital Energy Assets AI - Capable / Power Monetization Asset $35 74 MW 19 MW Operating IA Iowa South SixThirty.AI AI - Capable $39 30 MW — Under Construction TX Houston SixThirty.AI Expandable Site $51 15 MW 8 MW Operating IA North Iowa SixThirty.AI Power Monetization Asset $42 Negotiating 10 MW Operating KS Wildcat SixThirty.AI Near - Term LOI Pipeline Flagship AI Candidate $36 98 MW 24 MW LOI Signed TX Mustang SixThirty.AI Flagship AI Candidate $44 300 MW — Pre - development OK Oklahoma SixThirty.AI AI - Capable $42 — 40 MW LOI Signed TX Dallas Sixthirty.AI AI - Capable $43 — 17 MW Operating TX South Texas Sixthirty.AI 118 MW Operating Portfolio 584 MW Development Pipeline 8 Sites Owned Today 2 Near - term LOI Assets 8

A Transformed Platform Under New Leadership

The new management team has executed a successful control takeover to unlock a broader AI infrastructure development pipeline of 752 MW across current BGDE and SixThirty.AI controlled assets

A New Era of Execution

Big Digital Energy has plans to implement a rigorous turnaround

✓ Stabilized Capital Base: Resolving negative working capital and retiring toxic legacy debt

✓ Strategic Repositioning: Hard pivot from pure-play Bitcoin mining to institutional-grade AI and HPC infrastructure

✓ Governance Reset: New Board and experienced team aligned with shareholders via strict performance milestones

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Capital Raise Strategy 10

Phased Capital Strategy Phase 2: Expansion Capital | Structured equity, preferreds, and selective convertibles Supports site expansion and acquisitions of cash - flowing / selective AI - conversion opportunities Phase 3: Project Finance Capital | Asset - backed debt, equipment financing, strategic partner capital and customer prepayments Funds AI conversion and campus buildout at optimized cost of capital BGDE intends to begin with sponsor - backed and corporate - level capital to simplify the capital structure and fund near - term execution, then transition toward lower - cost project financing as assets mature and valuations improve. Capital sources will evolve with execution, contracted cash flow, and platform maturity $1B+ Capital Plan $100M+ Sponsor equity from inception support a cleaner path for third - party capital Phase 1: Initial Capitalization| Top - level entity financing and sponsor equity Supports capital structure simplification, working capital, and near - term asset execution Completed 11

Independent Framework for Acquisition of Endeavor Affiliated Assets

SixThirty.AI-controlled assets may provide BGDE with access to a differentiated development pipeline. Any related-party asset acquisition or contribution would be evaluated through an independent, disciplined and shareholder-focused process.

Independent Review Process

Third-Party Valuation
Any management-affiliated asset acquisition would be subject to a third-party valuation

Independent Board Review
Transactions would be reviewed and approved by non-affiliated directors and/or an independent committee

Conflicted-Party Recusal
Principals in SixThirty.AI with ownership in the target assets would recuse themselves from valuation, negotiation, and approval decisions

Definitive Documentation & Approvals
Any transaction would remain subject to diligence, definitive agreements, financing, and required approvals

Why This Matters

Access to Privately Sourced Power Assets
SixThirty.AI may provide BGDE with access to power-secured development opportunities that are difficult to source in the public market

Public Platform Scale
BGDE can potentially bring privately sourced infrastructure into a larger, financeable public platform with broader access to institutional capital

Incentive Alignment
Management’s ownership position in BGDE creates a direct economic incentive to drive long-term shareholder value

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Roadmap

$1B gets platform through Phase 3 and secures Phase 4 opportunities

Long Term Goal
Raise additional capital

Phase 1
$100M+ Commitment
Reposition company for growth

Phase 2
Develop Pipeline
Scale Operating Footprint

Phase 3
1GW Operating
Controlled Scale-Up

Phase 4
2GW Campus
Build a large-scale AI platform

2GW+ Power Portfolio

P1: Recapitalization

Objective:
- ✓ Clean up balance sheet
- ✓ Acquire cash-flowing assets
- ✓ Improve existing operations
- ✓ Reach Profitability

Structure:
- Senior Convert
- Moderate valuation cap
- Governance rights

P2: Market Validation

Objective:
- ✓ 250MW Acquisition in Midwest
- ✓ AI hyperscaler partnerships
- ✓ Execute LOI for Mustang Site
- ✓ Increase valuation confidence

P3: Expansion

Objective:
- ✓ Demonstrate execution capability

Structure:
- Mix of equity / structure debt
- Convertibles

P4: Scale Buildout

Objective:
- ✓ $1.5B Capital Requirement
- ✓ Build a large-scale AI infrastructure platform
- ✓ Optimize cost of capital
- ✓ Create long-term capital partners

Structure:
- Long-term convertible bonds
- Project-level financing

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Power - First Value Creation Model Downside Support 14 Value Expansion Capital Formation Power Monetization & Hosting Existing operations, hosting, and power monetization provide base cash - flow support while preserving optionality across the asset base Selective AI / HPC Conversion Where power access, site design, and customer demand justify the capital, selected sites can be upgraded for materially higher - value AI/HPC colocation economics Broader Financing Access Initial capital supports stabilization and execution. As sites are stabilized and commercialized, stronger asset quality and contracted cash flows support access to lower - cost capital over time BGDE monetizes owned power infrastructure today, preserves selective AI/HPC conversion optionality, and improves financing flexibility as asset quality and contracted revenue scale

Transforming BGDE into an AI Powerhouse 15

Big Digital Energy’s Hidden Asset Value

Midland, PA — 120 MW

One of the largest operating sites in PJM operated by a public BTC miner

- ✓ Grid-connected to nuclear power (carbon-free)
- ✓ ~38,810 miner rack spaces
- ✓ Active colocation and self-mining operations
- ✓ ~50 MW colocation framework with Consensus/NYDIG
- ✓ Second 250 MW substation currently offline on location
- ✓ Opportunity to acquire 200 acres at site

Corning, OH — 24 MW

- ✓ Under Construction
- ✓ LOI to acquire 100 acres

Bellefonte, PA — 9 MW

- ✓ Self-mining capacity, complementary to Midland
- ✓ Expandable to 24 MW
- ✓ Current PPA expandable to 150MW (pending load study)

What the Market is Missing

Replacement cost: Building 129 MW of grid-connected, PJM-market data center infrastructure from scratch would cost $700K–$1M+ per MW for BTC mining, or $8–15M per MW for AI-grade. That’s $90M–$1.9B in replacement value.

Prior monetization: Sandersville site sold for $42.5M — nearly 3x the company’s entire Q1 2026 market cap prior to BGDE takeover.

PJM scarcity premium: Capacity prices at $330/MW-day (up from $30). Grid-connected sites in PJM are increasingly rare and valuable.

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AI Conversion Strategy What BGDE Controls Today Power economics secured at wholesale rates Land and site control across multiple energy - rich regions Grid interconnection / development rights Existing operating and expandable infrastructure Economics disclosed from AI / HPC Infrastructure Contracts 1 (Revenue / 100 MW) $140 - 225M 40 – 65% Site - Level Margin Potential BTC Mining / Legacy Hosting AI / HPC Colocation $20 - 45M ~15 - 25% EBITDA AI/HPC conversion can materially reprice controlled power infrastructure How AI Conversion will be Delivered EPC and engineering partners complete specialized fit - out Cooling, electrical, and network upgrades deployed to spec Anchor tenant / compute partner drives final design BGDE monetizes through infrastructure conversion and colocation economics AI Conversion Opportunity 1 Economics based on publicly disclosed long - term contracts: Core Scientific/CoreWeave (590 MW, $10.2B, 12 - yr); Applied Digital/CoreWeave (400 MW Polaris Forge 1, $11B, 15 - yr; 200 MW Polaris Forge 2, $5B, 15 - yr, APLD); Galaxy Digital/CoreWeave (800 MW Helios, $1B+ avg. annual revenue, 15 - yr); TeraWulf/Fluidstack (200+ MW, $3.7B, 10 - yr). Revenue per 100 MW figures are illustrative and not a projection for BGDE. Economics vary by contract structure (hosting vs. lease), capital scope, term length, and escalator provisions. 17

The BGDE Power Advantage Negotiate Power Agreements Direct contracts with utilities at wholesale rates less than $0.04/kWh Provide to Customers Sell power at premium $0.07/kWh while remaining competitive Margin Generation at Scale $0.02/kWh profit on massive power consumption volume AI Conversion -> Higher monetization potential Identify partners to convert high quality sites to host AI workloads. 18

Growth Strategy Leverage PJM power footprint and Big Digital Energy’s site infrastructure to develop AI/HPC hosting business . Engage hyperscalers and GPU - as - a - service providers . Restructure asset base to de - emphasize pure BTC mining and prioritize AI/HPC colocation. Sell, build, or convert assets as necessary to maximize value. Acquire additional strategic data center sites. Expand existing power infrastructure footprint. Explore further capitalization avenues to support growth. Target $1B in project - level and platform financing through non - dilutive structures. Resolve creditor overhangs, pursue targeted settlements to stabilize the balance sheet , streamline the capital structure and reposition business to monetize assets for long - term strategic partnerships with hyperscalers & AI companies Transform Big Digital Energy into a creditworthy, multi - site AI/HPC infrastructure platform capable of attracting institutional capital and long - term contractual revenue. 1 2 3 4 19

Valuation 20

The Opportunity: AI Infrastructure Supercycle

Power is the defining constraint of this generation of infrastructure. AI/HPC demand is expanding rapidly and with traditional data center development taking 3-5 years, hyperscalers need faster time-to-power and a product that is proven, predictable, and deployable at speed

$5.2T

AI data center infrastructure investment needed by 2030

130 GW

Projected data center power demand by 2028 — up from ~20 GW

$70B+

AI hosting contracts announced by former BTC miners through Q1 2026

3x

Revenue per MW from AI contracts vs BTC mining

$330

PJM capacity price per MW-day (up from $30) grid power is scarce

85%

Project EBITDA margins on AI/HPC colocation vs. ~30% for mining

Sources: McKinsey, CoinShares Q1 2026, JPMorgan, PJM Interconnection.

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2024 – 2025 | A Missed Opportunity Note: Synthetic Index Weighting = IREN (40%) + WULF (25%) + HUT (20%) + CIFR (15%). Base = 100 on 2024 - 01 - 02. Source: Koyfin. Data as of April 27, 2026. +603% Despite being well positioned to take advantage of the shift to AI & HPC infrastructure, shareholders bore the cost of poor execution preventing meaningful progress and limited long - term value creation. However, a massive arbitrage opportunity exists under new leadership. BGDE vs. Russell 2000 vs. Synthetic Index (IREN, WULF, HUT, and CIFR) +39% New BGDE Leadership - 89% 22

Valuation Upside

Company	Ticker	Market Cap[1]	Contracted Rev & MW[2]		EV / MW ($)[3]	Dev. Pipeline	AI / HPC Partners
Applied Digital	APLD	$8.6B	$16B	600 MW Polaris Forge 1 & 2	$15.3M	4.3 GW	Unnamed
TeraWulf	WULF	$8.3B	$12.8B	522 MW Lake Mariner + Abernathy	$21.1M	2.3 GW	Google, Fluidstack, G42
Hut 8	HUT	$7.9B	$10B	245 MW River Bend, LA	$30.0M	8.5 GW	ANTHROPIC, Fluidstack
Cipher Digital	CIFR	$6.9B	$9.3B	600 MW Black Pearl + Barber Lake	$15.1M	3.4 GW	aws, Google, Fluidstack
Core Scientific	CORZ	$6.1B	$10.2B	590 MW Multiple Sites	$11.3M	1.5 GW	CoreWeave
Marathon	MARA	$4.4B	-	-	$3.6M	1.7GW	-
Cleanspark	CLSK	$3.1B	-	-	$3.4M	1.8GW	-
Average		**$7.6B**			**$18.6M**		
Big Digital Energy (Today)	**BGDE**	**$34M**	**-**	**129 MW**	**$0.26M**	168 MW + 584 MW BGDE Pipeline	***Ready to Convert***

If BGDE were to be valued at peer multiples[4]

$33.8M
Market Cap as of April 16

$452M
BTC Mining Peers[5]
at $3.5 M/MW

$1.2B
At 50% Discount to Peers
at $9.3 M/MW

$1.5B
At Peer Low-End
at $11.3 M/MW

$2.4B
At Peer Average
at $18.6 M/MW

[1] Market cap reflect figures as of April 16, 2026
[2] All financial data sourced from publicly available SEC filings (10-K, 10-Q, 8-K, company press releases, and earnings transcripts)
[3] EV / MW = Enterprise Value / Contracted MW. Illustrative metric to present valuation bridge for BGDE compared to peer group. These are not projections, forecasts of BGDE
[4] Valuation Bridge is illustrative only; all peers have executed hyperscaler contracts while BGDE has not; conversion requires significant capital and execution
[5] BTC miner EV/MW uses total operational capacity at owned + hosted sites as of most recent filings, not development pipeline

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Platform Valuation & Strategic Acquisitions 24 Panhandle Platform Acquisition Large - scale infrastructure campus with 1.5 - 2 GW total development capacity. $1B+ annual revenue potential at full buildout Central TX Project Acquisition Adds an estimated $75M in value, will be acquired with cash and warrants for immediate impact. Existing Platform NAV Current net asset value of $75M provides a solid financial base for expansion South Dakota Project Acquisition Adds $100M in value, will be acquired using stock and warrants to align long - term upside Our strategy integrates existing assets with key acquisitions to rapidly scale Big Digital Energy's infrastructure footprint and valuation . These strategic deals will be structured to optimize capital and align interests for long - term growth. Projected platform valuation of approximately $350M through strategic integration of high - potential assets and aligned capital deployment

Why BGDE can become a $10B+ Infrastructure Platform

The growth era of Big Digital Energy begins today

✓ Control of Scarce Assets
129 MW live capacity in constrained PJM / ERCOT markets

✓ Massive Platform Scale
752 MW of captive pipeline under management [168 owned by BGDE; 584 owned by SixThirty.AI]

✓ Energy + Compute Integration
Control of energy infrastructure provides a structural cost & supply advantage in powering AI deployments

✓ Multiple Expansion
Clear structurally derisked path to closing the arbitrage gap compared to peers

✓ Scalable Multi-site Model
Platform structure enables rapid replication across sites, generating recurring high-margin revenue at scale

✓ Capital Markets Access
Public market structure unlocks institutional capital pools unavailable to private infrastructure developers

✓ High-Margin Infrastructure Economics
AI infrastructure projected to generate 40-60% EBITDA margins supporting premium valuation multiples

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Development Pipeline of Assets controlled by Sixthirty.AI 26

Texas (Mustang) 24 MW Currently Operational – LOI Signed Expansion: Can scale up to 98 MW. Land is owned. Power Advantage: ~$36/MWh AI Suitability : Strategically positioned adjacent to major substations, making it a prime candidate for immediate high - density retrofits and hyperscaler off - take . 27

Houston (AI Flagship Site) 30 MW Under Construction Expansion: 30 MW across 4 owned acres. Power Advantage: ~$39.2/MWh (actively involved in demand response programs) AI Suitability: Infrastructure is highly adaptable for rapid modular AI retrofits. 28

Iowa South 19 MW Currently Operational Expansion: . Scalable to 74 MW across 4 owned acres. Turnkey facility ready for immediate deployment Power Advantage: ~$35/MWh. Partnership with Whatsminer AI Suitability: Rapidly scalable operation. Established, high - efficiency infrastructure. 29

Kansas (Wildcat) 10 MW Currently Operational Expansion: Currently negotiating utility expansion. 15 owned acres. Power Advantage: ~$42.3/MWh AI Suitability: Highly suitable for load - flexible AI deployments due to sophisticated energy curtailment capabilities 30

North Iowa 8 MW Facility Capacity (6 MW Online) Expansion: Potential to expand footprint to 15 MW Power Advantage: ~$51/MWh 31

Oklahoma (AI Flagship Site) 300 MW Under Construction Expansion: 300 MW across 160 owned acres. Power Advantage: ~$44/MWh AI Suitability: Strategic proximity to natural gas pipelines, fiber trunks, and critical water sources necessary for advanced facility liquid cooling. 32

Dallas 40 MW Currently Operational - LOI Signed Own the land. ESA and land purchase under negotiation Power Advantage: ~$42/MWh AI Suitability: Ongoing discussions with AI companies for buildout. Major metropolitan market access 33